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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                               CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) OCTOBER 16, 2001.

                                DBS HOLDINGS INC.
             (Exact name of Registrant as specified in its charter)

           Nevada                        0-30453                     N/A
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(State or other jurisdiction           (Commission              (IRS Employer
      of incorporation)                File Number)          Identification No.)


   1 - 8765 Ash Street, Vancouver, B.C. Canada                    V6P 6T3
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   (Address of principal executive offices)                      (Zip Code)


        Registrant's telephone number, including area code (604) 301-9545


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ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

         (a) Resignation of Smythe Ratcliffe

         On October 31, 2001, Smythe Ratcliffe submitted its resignation as the auditors of the financial statements of DBS Holdings, Inc. (the "Company"). Smythe Ratcliffe felt that it was no longer able to provide audit services to the Company in light of the increased complexity of the Company's financial reporting after execution of the Share Exchange and Finance Agreement between the Company and MI Vascular Innovations, Inc. ("MIV"), and completion of the transactions contemplated thereby (the "Share Exchange"), all as more fully disclosed in Forms 8-K filed by the Company on May 4, May 16, May 30, and July 26, 2001. Smythe Ratcliffe had not issued a report on the Company's financial statements that contained an adverse or qualified opinion or disclaimed an opinion during the previous 2 fiscal years. There were no disagreements between the Company and Smythe Ratcliffe prior to its resignation.

         (b) Appointment of PricewaterhouseCoopers

         The Company has appointed PricewaterhouseCoopers as the new auditors of the Company's financial statements, effective as of November 07, 2001. PricewaterhouseCoopers was appointed to take the place of Smythe Ratcliffe, who resigned as reported above.

         In a Form 8-K filed on October 15, 2001, the Company reported that PricewaterhouseCoopers had resigned as the auditors of MIV on October 11, 2001. As noted above, the Company had acquired a controlling stake in MIV under the terms of the Share Exchange. However, PricewaterhouseCoopers was not retained as the Company's auditors prior to their resignation as MIV's auditors. This report on Form 8-K is to announce that PricewaterhouseCoopers has now been appointed as Smythe Ratcliffe's replacement.

ITEM 8.  CHANGE IN FISCAL YEAR

         On October 16, 2001, the Company took the decision to change its fiscal year, from its former fiscal year ending February 28 to a new fiscal year ending each May 31. This was the fiscal year end for MIV, which the Company acquired upon the closing of the Share Exchange. The Company will file a transition report on Form 10-KSB, which will reflect the results of operations of MIV and the Company for the previous two fiscal years, within 90 days of October 16, 2001.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                DBS HOLDINGS INC.

      Date: November 08, 2001                         Per: /s/ Alan P. Lindsay
                                                      ------------------------
                                                      Name: Alan P. Lindsay
                                                      Title: President & CEO